UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

THE EMPIRE DISTRICT ELECTRIC COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1) Title of each class of securities to which transaction applies:

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Filed by The Empire District Electric Company

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: The Empire District Electric Company

Commission File No.: 1-3368

On February 11, 2016, the following presentation was given to investors in The Empire District Electric Company:

Algonquin Power & Utilities Corp. to Acquire The Empire District Electric Company Brad Beecher – President and CEO, The Empire District Electric Company Ian Robertson – CEO, Algonquin Power & Utilities Corp. 2/11/2016 SERVICES YOU COUNT ON

Information Concerning Forward Looking Statements Certain matters discussed in this presentation are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about beliefs, expectations, estimates, projections, goals, forecasts, assumptions, risks and uncertainties, are forward-looking statements. Forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans,” “anticipates,” “pro forma,” “predicts,” “seeks,” “could,” “would,” “will,” “can,” “continue” or “potential” and the negative of these terms or other comparable or similar terminology or expressions. The forward-looking statements in this presentation include, without limitation, statements relating to Liberty Utilities proposed acquisition of Empire, shareholder and regulatory approvals, and the completion of the proposed transaction. These statements reflect Empire’s management’s current beliefs and are based on information currently available to Empire management. Forward-looking statements involve significant risk, uncertainties and assumptions. Certain factors or assumptions have been applied in drawing the conclusions contained in the forward-looking statements (some of which may prove to be incorrect). Empire cautions readers that a number of factors could cause actual results, performance or achievement to differ materially from the results discussed or implied in the forward-looking statements. Important factors that could cause actual results, performance and results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to the following: (i) the risk that Empire may be unable to obtain shareholder approval for the proposed transaction or that Liberty Utilities or Empire may be unable to obtain governmental and regulatory approvals required for the proposed transaction, or required governmental and regulatory approvals may delay the proposed transaction; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; or could otherwise cause the failure of the merger to close; (iii) the risk that a condition to the closing of the proposed transaction may not be satisfied; (iv) the failure to obtain any financing necessary to complete the merger; (v) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against Empire and others relating to the merger agreement; (vi) the receipt of an unsolicited offer from another party to acquire assets or capital stock of Empire that could interfere with the proposed merger; (vii) the timing to consummate the proposed transaction; (viii) disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees, regulators or suppliers; (ix) the diversion of management time and attention on the transaction; (x) general worldwide economic conditions and related uncertainties; (xi) the effect and timing of changes in laws or in governmental regulations (including environmental laws and regulations); (xii) the timing and extent of changes in interest rates, commodity prices and demand and market prices for gas and electricity; and (xiii) other factors discussed or referred to in the “Risk Factors” or “Forward Looking Statements” sections of Empire’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the SEC) and in subsequently filed Forms 10-Q and 8-K. Additional risks and uncertainties will be discussed in the proxy statement and other materials that Empire will file with the SEC in connection with the proposed transaction. There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. These factors should be considered carefully and undue reliance should not be placed on the forward-looking statements. Each forward-looking statement in this presentation speaks only as of the date of the particular statement. For additional information with respect to certain of the risks or factors, reference should be made to Empire’s filings with the SEC. Except as required by law, Empire disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. 2

Transaction Highlights  US$34.00 purchase price • Represents 50% premium to unaffected December 10, 2015 closing price of US$22.65  Joplin headquarters for Liberty Utilities Central Region (“Liberty Central”) • • Subsidiary of Liberty Utilities Liberty Central will serve approximately 338,000 customers on close  Empire senior management team to lead Liberty Central • Brad Beecher to assume role of President and CEO of Liberty Central  Empire branding maintained for no less than 5 years  Commitment to retain Empire employees  Current Empire customer rates remain unaffected  Continuing level of community support and involvement 3

Overview of Liberty Utilities Central Region Omaha IA NE IL IN Kansas City Jefferson City St. Louis KS MO KY Joplin OK AR TN Oklahoma City 4 Empire’s service area complements Algonquin’s

Tentative Transaction Approval Timeline


1Q 2016
2Q 2016
3Q 2016
4Q 2016
1Q 2017
2/9/2016 Transaction announced
Missouri rate case proceeding in progress (Docket No. ER-2016-0023)
Regulatory filings with State and Federal regulatory agencies
Obtain approvals from state regulatory commissions in Missouri, Kansas, Oklahoma and Arkansas, and FERC and other Federal agencies
File Preliminary Proxy Statement
Empire Shareholder Meeting for Transaction Approval
Develop and initiate transition and integration plans
Expected Transaction close

5

rea 016 0« 21)10 NtwHampthirt tltctrlc and gas uitlitill!s uey 20u Missouri, Iowa,& Illinois gas utilities Aug 2012 Georgia oas. utility ----Apr2009 Callfo.rnla tltetrlc Ullllty Apr 2011 Missouri wattr utiOtlu Feb 2013 Arbnut wattr Ullllty & Munchusttt'l gu utility Sep 2014 c.nromlo & Mo-ntana water UliUtits .• r ························· ···;··· ' •: : •. -342,000 customers -247,000 customers - 189,000 customers Arizona, California, and Montana Arkansas,Illinois,Iowa, Kansas, Missouri Georgia, Massachusetts and NewHampshire Oklahoma,and Texas •1-----.---.------------------.--.---------.--' 6 .., liberty UtilitiesC· entral liberty Uti lities·West I Cliberty Utilities·East Pro forma utility platform will enhance Algonquin's regionalmanagementfocus 2016 2015 2014 2013 2012 20'1 2010 2009 Consistent with Algonquin Growth Strategy Continues successfultrack record of regulated acquisitions • 9 acquisitions since 2009

Additional Information Additional Information and Where to Find It The proposed transaction will be submitted to shareholders of Empire for their consideration. In connection with the transaction, Empire will file a proxy statement and other materials with the U.S. Securities and Exchange Commission (the SEC). This communication is not a substitute for the proxy statement or any other document that Empire may send to its shareholders in connection with the proposed transaction. EMPIRE SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT FOR THE PROPOSED TRANSACTION WHEN IT IS FILED, AND ANY AMENDMENT OR SUPPLEMENT THERETO THAT MAY BE FILED, WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EMPIRE AND THE TRANSACTION. All such documents, when filed, are available free of charge at the SEC’s website at www.sec.gov, at Empire’s website at www.empiredistrict.com or by sending a written request to Corporate Secretary, The Empire District Electric Company, 602 S. Joplin Avenue, Joplin, Missouri 64801. Participants in the Solicitation Empire and its directors and executive officers are deemed to be participants in any solicitation of Empire shareholders in connection with the proposed transaction. Information about Empire directors and executive officers is available in Empire’s definitive proxy statement, filed on March 18, 2015, in connection with its 2015 annual meeting of shareholders, and in Empire’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014. 7

 Asbury Generating Station – 2015 AQCS construction Photo by Gary Shaver, Empire Retiree Making lives better every day with reliable energy and service SERVICES YOU COUNT ON Please visit our Investor Website page at: www.empiredistrict.com